UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 16, 2007

CERIDIAN CORPORATION
(Exact name of registrant as specified in its charter)

           Delaware                                      1-15168                                            41-1981625
     (State or other jurisdiction                      (Commission                                      (I.R.S. Employer
             of incorporation)                            File Number)                                     Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota  55425
(Address of principal executive offices)        (Zip code)

Registrant’s telephone number, including area code:  (952) 853-8100

         No Change
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

As previously disclosed, on May 30, 2007, Ceridian Corporation, a Delaware corporation (“Ceridian”), Foundation Holdings, Inc., a Delaware corporation (“Parent”), and Foundation Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Parent and Merger Sub are jointly owned, directly or indirectly, by Thomas H. Lee Partners, L.P. and Fidelity National Financial, Inc. Under the terms of the Merger Agreement, Merger Sub will merge with and into Ceridian (the “Merger”) and each share of Company common stock outstanding at the effective time of the Merger (other than shares with respect to which appraisal rights have been properly exercised) will be converted into the right to receive $36 per share in cash and the surviving corporation will become a wholly-owned subsidiary of Parent.

As previously disclosed, the Merger is conditioned upon (among other things) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder by the Federal Trade Commission (the “HSR Act”). This condition was satisfied on July 16, 2007, when the applicable waiting period under the HSR Act expired.

On July 12, 2007, Pershing Square Capital Management, L.P. (“Pershing Square”) delivered a letter to Ceridian. On July 19, 2007, Ceridian delivered a letter to Pershing Square responding to Pershing Square’s letter of July 12, 2007. The full text of Ceridian’s letter to Pershing Square is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with its 2007 Annual Meeting, Ceridian has filed a preliminary proxy statement and will be filing a definitive proxy statement, White Proxy Card and other materials with the SEC. WE URGE INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CERIDIAN AND THE MATTERS TO BE CONSIDERED AT ITS ANNUAL MEETING. Investors may contact MacKenzie Partners, Inc., Ceridian’s proxy advisor, for the 2007 Annual Meeting, at 800-322-2885 or by email at ceridianproxy@mackenziepartners.com. Investors may also obtain a free copy of the proxy statement and other relevant documents when as become available as well as other materials filed with the SEC concerning Ceridian at the SEC's website at http://www.sec.gov. Free copies of Ceridian's SEC filings are also available on Ceridian's website at http://www.ceridian.com. These materials and other documents may also be obtained for free from: Ceridian Corporation, 3311 East Old Shakopee Road, Minneapolis, Minnesota 55425, Attn: Investor Relations.

PARTICIPANTS IN THE SOLICITATION

Ceridian and its officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Ceridian's stockholders with respect to the matters to be considered at Ceridian's 2007 Annual Meeting. Information regarding the officers and directors of Ceridian is included in its Annual Report on Form 10-K/A for the year ended December 31, 2006 filed with the SEC on April 30, 2007 and on Ceridian's website at http://www.ceridian.com. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, is set forth in the preliminary proxy statement and will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with Ceridian’s 2007 Annual Meeting.

Item 9.01.        Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number		Description

99.1		Letter from Ceridian Corporation to Pershing Square Capital Management, L.P.,
dated July 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

/s/ Gary M. Nelson
Gary M. Nelson
Executive Vice President, Chief Administrative
Officer, General Counsel and Corporate Secretary

Dated: July 19, 2007